                                                                 Exhibit 10(cii)

                                AMENDMENT NO. 5
                                     TO THE
                      NACCO MATERIALS HANDLING GROUP, INC.
                              PROFIT SHARING PLAN
                              -------------------

                 NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 5 to the NACCO Materials Handling Group, Inc. Profit Sharing Plan (as amended and restated effective November 1, 1992) (the "Plan"). The provisions of this Amendment shall be effective as of January 1, 1994. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                   Section 1
                                   ---------
                 Effective April 1, 1995, the second sentence of Section 1.1(12) of the Plan is hereby amended by deleting the phrase "temporary or seasonal employees" therefrom.


                                   Section 2
                                   ---------
                 Effective as of December 31, 1994, a new section 3.11A is hereby added to the Plan, immediately following Section 3.11, to read as follows:

       "3.11A  Additional Profit Sharing Contribution for 1994 Plan Year.
               ----------------------------------------------------------
                 (1) For the 1994 Plan Year, each Employer (other than NACCO Industries, Inc.) shall make an additional Profit Sharing Contribution to the Trust on behalf of each Profit Sharing Employee who is an Employee of such Employer and who completed an Hour of Service during the 1994 Plan Year in an amount equal to the sum of (a) and (b), where (a) is the eligible Profit Sharing Employee's Compensation for the 1994 Plan Year multiplied by a percentage factor and (b) is the eligible Profit Sharing Employee's Compensation for the 1994 Plan Year which exceeds the Social Security Wage Base for the 1994 Plan Year multiplied by a percentage factor, both of which are determined according to the following schedule:

                                                         Percentage of
                          Percentage of              Compensation exceeding
Age                       Compensation              Social Security Wage Base
---                       ------------              -------------------------
0-34                          .63%                            .63%
35-39                         .72%                            .72%
40-44                         .88%                            .88%
45-49                        1.10%                           1.10%
50-54                        1.35%                            .97%
55-59                        1.70%                            .71%
60+                          1.98%                            .45%

    (2) For the 1994 Plan Year, NACCO Industries, Inc. shall make an additional Profit Sharing Contribution to the Trust on behalf of each Profit Sharing Employee who is its Employee and who completed an Hour of Service during the 1994 Plan Year in an amount equal to the sum of (a) and (b), where
(a) is the eligible Profit Sharing Employee's Compensation for the 1994 Plan Year multiplied by a percentage factor and (b) is the eligible Profit Sharing Employee's Compensation for the 1994 Plan Year which exceeds the Social Security Wage Base for the 1994 Plan Year multiplied by a percentage factor, both of which are determined in accordance with the following schedule:


                                                                      Percentage of
                             Percentage of                        Compensation exceeding
Age                          Compensation                        Social Security Wage Base
---                          ------------                        -------------------------
0-34                             2. 1431%                                   2 .02%
35-39                            2. 4921%                                   2 .19%
40-44                            2. 7949%                                   2 .15%
45-49                            3. 3853%                                   1 .45%
50-54                            4. 0371%                                     .65%
55-59                            4.81154%                                      .0%
60+                              5. 5822%                                      .0%



                                   Section 3
                                   ---------
    Section 4.8(4) of the Plan is hereby amended in its entirety to read as follows:

                 "(4) If a Participant's annual additions would exceed the limitations of Subsection (1) of this Section for a Plan Year as a result of the allocation of forfeitures, a reasonable error in estimating the Participant's compensation, or a reasonable error in determining the amount of Before-Tax Contributions that may be made with respect to the Participant under the limitations of this Section (or other facts and circumstances which the Commissioner of Internal Revenue finds justify application of the following rules of this Subsection), After-Tax Contributions (if any) made by the Participant for such Plan Year (together with any gains attributable thereto) shall be returned to him to the extent necessary. If the return of all such After-tax Contributions is not sufficient to cause the limitations of Subsection (1) of this Section not to be exceeded for such Plan Year, Before-Tax Contributions (which are not subject to Matching Employer Contributions) made by the Participant for such Plan Year (together with any gains attributable thereto) shall be returned to him to the extent necessary. If the return of all such After-Tax Contributions and non-matched Before-Tax Contributions is not sufficient to cause the limitations of Subsection (1) of this Section not to be exceeded for such Plan Year, Before-Tax Contributions which are subject to Matching Employer Contributions made by the Participant for such Plan Year (together with any gains attributable thereto) shall be returned to him to the extent necessary and the corresponding Matching Employer Contributions shall be forfeited and applied to reduce future Employer Contributions in the manner specified in Section 6.4(3). In the event a reduction is necessary to avoid exceeding the limitations set forth in this Section, and the individual is a participant in two defined contribution plans maintained by the Controlled Group, the affected individual's benefits


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under this Plan shall be reduced first to the extent necessary to avoid exceeding such limitations."

                 EXECUTED this 15th day of March, 1995.
                               ----        -----

                                        NACCO MATERIALS HANDLING GROUP, INC.



                                   By:   /s/ Charles Bittenbender
                                       ---------------------------------
                                        Title:  Assistant Secretary